UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2013

Beam Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2013, Beam Inc. (the “Company”) announced the appointment of Nicholas I. Fink as Senior Vice President and President, Asia-Pacific/South America, effective January 1, 2014. Mr. Fink will succeed Philip A. Baldock in that position. Mr. Baldock announced that he will retire from the Company on December 31, 2013.

Mr. Fink, 38, has served as the Company’s Senior Vice President and Chief Strategy Officer since May 2012. He also served as the Company’s Vice President, Strategy & Corporate Development from January 2012 to May 2012, Managing Director of Beam Canada from May 2010 to December 2011, Senior Brand Director Courvoisier and Fortified Wines from October 2009 to May 2010, and in senior legal positions with Beam Global Spirits & Wine, Inc., including Associate General Counsel, from June 2006 to October 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC. (Registrant)

Date: July 25, 2013	By:	/s/ Kenton R. Rose
	Name:	Kenton R. Rose
	Title:	Senior Vice President, General Counsel & Chief Administrative Officer and Secretary

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